PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET (Details) - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Prepaid Expenses And Other Current Assets Net
Deductible value-added tax	$ 592,303	$ 573,740
Advance to suppliers	181,890	57,822
Prepaid expenses	113,091	104,758
Deposits	24,044	92,549
Advance to staff	52,866	43,884
Total prepaid expenses and other current assets, gross	964,194	872,753
Less: provision for credit loss
Total prepaid expenses and other current assets, net	$ 964,194	$ 872,753